UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

December 6, 2024
Date of Report (Date of earliest event reported)

FIRST SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33156	20-4623678
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 West Washington Street, Suite 600
Tempe, Arizona 85288
(Address of principal executive offices, including zip code)

(602) 414-9300
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	FSLR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement

On December 6, 2024, First Solar, Inc. (the “Company”) entered into two separate Tax Credit Transfer Agreements with Visa Inc. (the “Purchaser”).

Pursuant to the Tax Credit Transfer Agreement (Fixed) (the “Fixed Transfer Agreement”), the Company agreed to sell to the Purchaser $645,000,000 of advanced manufacturing production tax credits (“Tax Credits”) generated by the production of certain module components in the United States and the sale of such components to third parties during 2024 (the “Eligible Transactions”) pursuant to Section 45X of the Internal Revenue Code of 1986, as amended (the “Code”). Pursuant to the Fixed Transfer Agreement, the purchase price for such Tax Credits is $615,975,000, payable in two installments. The first payment of $400,000,000 was made on December 6, 2024, and the second payment of $215,975,000 is due on December 30, 2024, with each payment subject to customary conditions precedent, including absence of default by the Company and the accuracy of representations and warranties of the Company under the Fixed Transfer Agreement.

Pursuant to the Tax Credit Transfer Agreement (Variable) (the “Variable Transfer Agreement” and, together with the Fixed Transfer Agreement, the “Transfer Agreements”), the Company agreed to sell to the Purchaser up to $225,000,000 of additional Tax Credits associated with the Eligible Transactions. The final amount of Tax Credits to be sold pursuant to the Variable Transfer Agreement will be determined by the Company at a later date. Pursuant to the Variable Transfer Agreement, the purchase price for the Tax Credits is equal to $0.955 per $1.00 of transferred Tax Credits, which is due on February 28, 2025. Such payment is subject to customary conditions precedent, including absence of default by the Company and the accuracy of representations and warranties of the Company under the Variable Transfer Agreement.

The foregoing summary of the Transfer Agreements and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Transfer Agreements, which are filed as Exhibit 10.1 and Exhibit 10.2 hereto and incorporated into this report by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
10.1*	Tax Credit Transfer Agreement (Fixed), dated as of December 6, 2024, between First Solar, Inc. and Visa Inc.
10.2*	Tax Credit Transfer Agreement (Variable), dated as of December 6, 2024, between First Solar, Inc. and Visa Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)
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*Certain portions of this exhibit have been omitted in accordance with Item 601(b)(10)(iv) of Regulation S-K. The registrant agrees to furnish supplementally an unredacted copy of this exhibit to the Securities and Exchange Commission staff upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SOLAR, INC.

Date: December 11, 2024	By:	/s/ JASON DYMBORT
	Name:	Jason Dymbort
	Title:	General Counsel & Secretary

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